SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 13, 2001

Old Kent Financial Corporation
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification no.)

111 Lyon Street, N.W. Grand Rapids, Michigan (Address of principal executive offices)	49503 (Zip Code)

Registrant's telephone number,
including area code:  (616) 771-5000

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1 99.2	Press Release dated March 13, 2001 Press Release dated March 13, 2001

Item 9.         Regulation FD Disclosure

                    On March 13, 2001, Old Kent Financial Corporation issued two press releases, which are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K, and are here incorporated by reference. This information is furnished, not filed.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

Dated: March 14, 2001	OLD KENT FINANCIAL CORPORATION (Registrant)

By: /s/ Albert T. Potas
Albert T. Potas Senior Vice President

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated March 13, 2001

99.2	Press Release dated March 13, 2001